                                                                   EXHIBIT 10.18





                                   ASSIGNMENT

         WHEREAS, Anchor Glass Container Corporation, a Delaware corporation, having an office at 1 Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634 (herein "ASSIGNOR") is the owner of all right, title and interest, for all countries, in and to any and all inventions and improvements which are disclosed and claimed, and any and all improvements which are disclosed but not claimed, in the following United States Patent Applications and Patents (said inventions, improvements, patent applications and patents collectively referred to herein as "PATENT PROPERTY"):

         Patent Title                                         Patent No.                Issue Date
         ------------                                         ----------                ----------
         Box Separator                                        4,144,995                 March 20, 1979

         Electronic Apparatus and Method for                  4,149,621                 April 17, 1979
         Control of Container Orienting Machinery

         Thermoplastic Ink Decorated Polymer                  4,265,947                 May 5, 1981
         Coated Glass Articles

         Liquor Flask Orienter                                4,308,943                 January 5, 1982

         Container Masking and Coating Apparatus              4,319,543                 March 16, 1982


         Patent Application Title                             Serial No.                Filing Date
         ------------------------                             ----------                -----------
         Ornamental Design of a Bottle                        Des. 29/040,135           June 9, 1995

         Ornamental Design of a Bottle                        Des. 29/051,870           March 8, 1996

         Ornamental Design of a Bottle                        Des. 29/051,289           March 8, 1996

         Ornamental Design of a Bottle                        Des. 29/051,869           March 8, 1996

         Beverage Bottle                                      Des. 29/056,085           June 21, 1996

         AND is the owner of an undivided 50% interest for all countries, in and to any and all inventions and improvements which are disclosed and claimed, and any and all improvements which are disclosed but not claimed, in the following United States Design Patent (said inventions, improvements and patents herein collectively referred to herein as "DESIGN PROPERTY"):

         Patent Title                            Patent No.                Issue Date
         ------------                            ----------                ----------
         Ornamental Design of a Bottle           Des. 366,209              January 16, 1996


         AND WHEREAS Anchor Glass Acquisition Corporation, a Delaware corporation (herein "ASSIGNEE"), is desirous of acquiring ASSIGNOR'S entire right, title, and interest in and to said PATENT PROPERTY and the inventions and improvements therein disclosed;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in accordance with its obligations under the Asset Purchase Agreement dated December 18, 1996, to which ASSIGNOR and Consumers Packaging, Inc. (which assigned all of its rights and obligations under the Asset Purchase Agreement to ASSIGNEE), and Owens-Brockway Glass Container Inc. are parties, and the understanding underlying said Agreement, ASSIGNOR hereby assigns, sells, transfers, and sets over unto said ASSIGNEE the entire right, title, and interest in and to said PATENT PROPERTY and DESIGN PROPERTY and the inventions and improvements therein disclosed for the United States and all foreign countries and any Letters Patent which may issue therefor in the United States and all foreign countries and all divisions, reissues, continuations, renewals, and/or extensions thereof including all priority rights under the International Convention associated therewith for each country and the Union, said assignee to have and to hold the interests herein assigned to the full ends of the terms of said Letters Patent and any and all divisions, reissues, continuations, renewals, and/or extensions thereof, respectively, as fully and entirely as the same would have been held and enjoyed by ASSIGNOR had this assignment not been made.

         The Commissioner of Patents and Trademarks is requested to issue such Letters Patent in accordance herewith. ASSIGNOR covenants that it is the lawful owner of the PATENT PROPERTY and DESIGN PROPERTY, inventions, and improvements, that the same are unencumbered, that no license has been granted to make, use, or vend the said inventions or improvements or any of them, and that it has the full right to make this assignment.

         And for the consideration aforesaid, ASSIGNOR agrees that it will communicate to said ASSIGNEE or the representatives thereof any facts known to ASSIGNOR respecting said inventions and improvements, and will, upon request, but at ASSIGNEE's expense, testify in any legal proceedings, sign all lawful papers, execute all divisional, reissue, continuation, renewal, and/or extension applications, make all rightful oaths, and generally do all other and further lawful acts, deemed necessary or expedient by said assignee or by counsel for said assignee, to assist or enable said assignee to obtain and enforce full benefits from the rights and interests herein assigned.

EXECUTED  February 5, 1997.


                                        ANCHOR GLASS CONTAINER CORPORATION


                                        By: /s/ Mark A. Kirk              (SEAL)
                                           -------------------------------

                                        Title: Senior Vice President
                                               ----------------------------



         State of New York           :
                                     : ss.
         County of New York          :

         Before me, a Notary Public in and for the said County and State, personally appeared Mark A. Kirk, who acknowledged that he/she is the person who executed the foregoing assignment and acknowledged it to be his/her free and voluntary act and deed.

         Witness my hand and notarial seal this 4th day of February, 1997.


                                                  /s/ Beth A. Shindler
                                        ----------------------------------------
                                                      Notary Public



(NOTARIAL SEAL)




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